Exhibit 10.23.3
SECOND AMENDMENT TO
MCJUNKIN RED MAN HOLDING CORPORATION
NONQUALIFIED STOCK OPTION AGREEMENT
     THIS AGREEMENT (this “Agreement”), is made effective as of September 10, 2009, by and among McJunkin Red Man Holding Corporation, a Delaware corporation (the “Company”), PVF Holdings LLC, a Delaware limited liability company, and Andy & Cindy Lane Family, L.P., a Texas limited partnership (the “Holder”).
     WHEREAS, on September 10, 2008, Andrew Lane was granted options to purchase 3,517.8582 shares of common stock of the Company, with an exercise price of $8,812.18 per share (the “Stock Option”), pursuant to the Nonqualified Stock Option Agreement entered into by and between the Company, PVF Holdings LLC and Andrew Lane, dated as of September 10, 2008 (the “Stock Option Agreement”);
     WHEREAS, in connection with the 500 for 1 stock split effected by the Company on October 16, 2008, the Stock Option was adjusted to reflect an option to purchase of 1,758,929 shares of common stock of the Company, with an exercise price of $17.63;
     WHEREAS, on June 1, 2009, the Stock Option Agreement was amended to permit Andrew Lane to transfer the options to the Holder (the “First Amendment”);
     WHEREAS, on June 1, 2009, Andrew Lane transferred the Stock Option to the Holder in accordance with the First Amendment; and
     WHEREAS, the parties now desire to further amend the Stock Option Agreement.
     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:
1.	Option Price. The Option Price shall hereby be reduced from $17.63 to $12.50, which the Company and the Holder agree is not less than the Fair Market Value of the Company’s common stock as of the date of this Agreement.

2.	Confirmation of Stock Option Agreement and First Amendment. In all other respects the Stock Option Agreement and the First Amendment shall remain in effect and are hereby confirmed by the parties.
[signature page follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, effective as of the date hereof.

MCJUNKIN RED MAN HOLDING CORPORATION

By:	/s/ Stephen W. Lake
Name: Stephen W. Lake
Title: Executive Vice-President, General
Counsel and Corporate Secretary

PVF HOLDINGS LLC

By:	/s/ Stephen W. Lake
Name: Stephen W. Lake
Title: Executive Vice-President, General
Counsel and Corporate Secretary

ANDY & CINDY LANE FAMILY, L.P.

By: Andy & Cindy Lane Management GP, L.L.C.
its general partner

By:	/s/ Andrew R. Lane
Name: Andrew R. Lane
Title: Manager